EXHIBIT 24.0
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of KUHLMAN CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint ROBERT S. JEPSON, JR., CURTIS G. ANDERSON, VERNON J. NAGEL, and RICHARD A. WALKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended and any requirements of the Securities and Exchange Commission in respect thereto, relating to the Company's annual report on Form 10-K for the fiscal year ended December 31, 1996, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendments or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 18th day of February, 1997.


 /s/ Robert S. Jepson, Jr.                        /s/ Gary G. Dillon
Robert S. Jepson, Jr., Chairman of the           Gary G. Dillon, Director
Board and Chief Executive Officer
(Principal Executive Officer) and Director
                                                  /s/ Alexander W. Dreyfoos, Jr.
                                                 Alexander W. Dreyfoos, Jr., Director
 /s/ Vernon J. Nagel
Vernon J. Nagel, Executive Vice President
of Finance, Chief Financial Officer               /s/ William M. Kearns, Jr.
and Treasurer (Principal Financial               William M. Kearns, Jr., Director
and Accounting Officer)

 /s/ Curtis G. Anderson                           /s/ George J. Michel, Jr.
Curtis G. Anderson, President, Chief             George J. Michel, Jr., Director
Operating Officer and Director

                                                  /s/ General H. Norman Schwarzkopf
 /s/ William E. Burch                            General H. Norman Schwarzkopf, Director
William E. Burch, Director


 /s/ Steve Cenko
Steve Cenko, Director



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